Exhibit 19

                               Power of Attorney

                                POWER OF ATTORNEY

         The undersigned Trustee of Orbitex Group of Funds (the "Trust") hereby appoints James L. Nelson his true and lawful attorney-in-fact with authority to execute in the name of such Trustee on behalf of the Trust and to file with the United States Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Trust any and all regulatory materials necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.




                               /s/ Ronald Altbach
                            ------------------------------
                                 Ronald Altbach

Date:

                                POWER OF ATTORNEY

         The undersigned Trustee of Orbitex Group of Funds (the "Trust") hereby appoints James L. Nelson his true and lawful attorney-in-fact with authority to execute in the name of such Trustee on behalf of the Trust and to file with the United States Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Trust any and all regulatory materials necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.




                               /s/ Thomas Bachmann
                            ------------------------------
                                 Thomas Bachmann

Date:

                                POWER OF ATTORNEY

         The undersigned Trustee of Orbitex Group of Funds (the "Trust") hereby appoints James L. Nelson his true and lawful attorney-in-fact with authority to execute in the name of such Trustee on behalf of the Trust and to file with the United States Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Trust any and all regulatory materials necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.




                                 /s/ Otto Felber
                            ------------------------------
                                   Otto Felber

Date:

                                POWER OF ATTORNEY

         The undersigned Trustee of Orbitex Group of Funds (the "Trust") hereby appoints James L. Nelson his true and lawful attorney-in-fact with authority to execute in the name of such Trustee on behalf of the Trust and to file with the United States Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Trust any and all regulatory materials necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.




                                /s/ Robert Raucci
                            ------------------------------
                                  Robert Raucci

Date: